Exhibit 99.1

Rexford Industrial Realty, Inc.

NYSE: REXR

11620 Wilshire Blvd

Suite 1000

Los Angeles, CA 90025

310-966-1680

www.RexfordIndustrial.com

Table of Contents

Section	Page

Corporate Data:

Investor Company Summary	3

Financial and Portfolio Highlights and Common Stock Data	4

Consolidated and Combined Financial Results:

Consolidated and Combined Balance Sheet	5

Consolidated and Combined Statement of Operations	6 - 7

Non-GAAP FFO and AFFO Reconciliations	8 - 9

Statement of Operations Reconciliations	10 - 11

Same Property Portfolio Performance	12 - 13

Joint Venture Financial Summary	14 - 15

Capitalization Summary	16

Debt Summary	17

Portfolio Data:

Portfolio Overview	18

Occupancy and Leasing Trends	19

Leasing Statistics	20

Top Tenants and Lease Segmentation	21

Capital Expenditure Summary	22

Properties Under Repositioning	23

Acquisitions and Dispositions Summary	24

Definitions / Discussion of Non-GAAP Financial Measures	25

Disclosures:

Forward Looking Statements: This supplemental package contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and potential liability for uninsured losses and environmental contamination.

For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” in our prospectus dated July 18, 2013, which was filed with the Securities and Exchange Commission (“SEC”) and other risks described in documents subsequently filed by us from time to time with the SEC. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 2

Investor Company Summary

Senior Management Team
Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
Patrick Schlehuber	Director of Acquisitions
Bruce Herbkersman	Director of Construction & Development
Shannon Lewis	Director of Leasing & Asset Management

Board of Directors
Richard Ziman	Chairman
Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Joel S. Marcus	Director
Peter Schwab	Director

Company Contact Information
11620 Wilshire Blvd Suite 1000 Los Angeles, CA 90025 310-966-1680 www.RexfordIndustrial.com

Investor Relations Information
ICR Brad Cohen and Stephen Swett www.icrinc.com 212-849-3882

Equity Research Coverage
Bank of America Merrill Lynch	James Feldman
J.P. Morgan	Michael W. Mueller, CFA
FBR Capital Markets & Co.	Nikhil Bhalla
Wells Fargo Securities	Brendan Maiorana, CFA

Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts’ reports on their own; we do not distribute these reports.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 3

Financial and Portfolio Highlights and Common Stock Data (1)

(in thousands except per share figures and portfolio statistics)

	Three Months Ended December 31, 2013	Period From July 24, 2013 to Sep. 30, 2013 (2)
Financial Results:
Total rental revenues	$12,448	$8,789
Straight line rent	515	290
Fair value lease expense	76	122
Net (loss) income attributable to common stockholders	(881)	256
Net (loss) income per common share - basic and diluted	$(0.04)	$0.01
Company share of FFO	4,308	3,001
FFO per common share - basic and diluted	0.17	0.12
EBITDA	5,951	4,178
Adjusted EBITDA	6,489	4,605
Dividend declared per common share	$0.12	$0.09
Portfolio Statistics:
Portfolio SF - consolidated	6,321,894	5,489,496
Ending occupancy - consolidated portfolio	89.7%	88.0%
Pro-forma occupancy including uncommenced leases	91.7%	89.8%
Leasing spreads - cash	3.5%	-1.1%
Leasing spreads - GAAP	12.9%	6.7%
Same Property Performance: (3)
Total rental revenue growth	9.7%	17.0%
Total property expense growth	16.7%	12.0%
NOI growth	7.1%	19.0%
Cash NOI growth	14.5%	15.0%
Ending occupancy	89.3%	87.3%
Occupancy growth (ppt)	3.0%	5.6%
Capitalization:
Common stock price at quarter end	$13.20	$13.51
Common shares issued and outstanding	25,419,418	24,757,841
Total shares and units issued and outstanding at period end (4)	28,428,677	28,454,927
Weighted average shares outstanding - basic and diluted	25,191,570	24,574,432
Total equity market capitalization	$375,259	$384,426
Total Consolidated Debt	192,559	122,795
Total debt (pro-rata) (5)	198,784	129,020
Total combined market capitalization	574,043	513,446
Ratios:
Total debt (pro-rata) to total combined market capitalization	34.6%	25.1%
Total consolidated debt to adjusted EBITDA (quarterly results annualized)	7.7x	5.3x

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2)	The financials reflect operations since the completion of our initial public offering on July 24, 2013.
(3)	Comparison of the three months ended December 31, 2013 to the three months ended December 31, 2012.
(4)	Includes 3,009,259 OP units and excludes 140,468 unvested shares of restricted stock as of December 31, 2013. Includes 3,697,086 OP units and excludes 920,734 unvested shares of restricted stock as of September 30, 2013.
(5)	Includes our 15% share of debt in our Mission Oaks joint venture.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 4

Consolidated and Combined Balance Sheet

(in thousands)

	Rexford Industrial Realty, Inc.		Rexford Industrial Realty, Inc. Predecessor
	12/31/13	9/30/13 (1)	6/30/13 (1)	3/31/13 (1)	12/31/12 (1)
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Assets
Investments in real estate, net	$487,842	$432,024	$378,911	$312,066	$313,608
Cash and cash equivalents	8,997	4,399	24,951	47,446	43,499
Restricted cash	325	298	2,026	2,086	1,882
Notes receivable	13,139	13,153	7,876	7,903	11,911
Rents and other receivables, net	929	869	685	446	559
Deferred rent receivable	3,642	3,428	3,862	3,910	3,727
Deferred leasing costs and in-place lease intangibles, net	14,189	11,199	7,394	4,510	5,003
Deferred loan costs, net	1,597	1,609	1,483	1,147	1,382
Acquired above-market leases, net	1,597	1,888	1,614	127	179
Indefinite-lived intangible	5,271	—	—	—	—
Other assets	2,334	2,317	4,550	3,840	1,868
Acquisition related deposits	1,510	1,435	210	2,483	260
Investment in unconsolidated real estate entities	5,687	8,982	11,486	12,362	12,697
Assets associated with real estate held for sale	7,616	7,461	7,343	22,065	23,921

Total Assets	$554,675	$489,062	$452,391	$420,391	$420,496

Liabilities
Notes payable	$192,491	$122,857	$343,663	$299,580	$295,419
Accounts payable, accrued expenses and other liabilities	6,024	4,586	2,328	3,013	2,575
Due to members	—	—	—	—	1,221
Interest rate contracts	—	—	—	—	49
Dividends payable	5,368	—	—	—	—
Acquired lease intangible liabilities, net (2)	1,160	535	65	32	39
Tenant security deposits	6,155	4,840	4,521	4,075	3,738
Prepaid rents	1,448	447	542	322	335
Liabilities associated with real estate held for sale	260	195	7,877	18,462	20,872

Total Liabilities	212,906	133,460	358,996	325,484	324,248

Equity
Rexford Industrial Realty Inc. common stock	$255	$257	$—	$—	$—
Rexford Industrial Realty Inc. additional paid-in capital	311,936	308,937	—	—	—
Rexford Industrial Realty Inc. (accumulated deficit) retained earnings	(5,993)	256	—	—	—

Total Rexford Industrial Realty Inc. stockholders’ equity	306,198	309,450	—	—	—

Predecessor equity	—	—	11,968	11,968	11,962
Predecessor accumulated deficit and distributions	—	—	(27,592)	(25,271)	(24,653)

Total Rexford Industrial Realty, Inc./Predecessor Equity	306,198	309,450	(15,624)	(13,303)	(12,691)

Noncontrolling interests	35,571	46,152	109,019	108,210	108,939

Total Equity	341,769	355,602	93,395	94,907	96,248

Total Liabilities and Equity	$554,675	$489,062	$452,391	$420,391	$420,496

(1)	For comparability, certain prior period amounts have been reclassified to conform to current period presentation of properties held for sale.
(2)	The balance at December 31, 2013 includes net below market lease of $883,000 and net above market ground lease of $277,000. All other periods include only net below market leases.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 5

Consolidated and Combined Statement of Operations

Quarterly Results

(unaudited and in thousands, except share count and per share figures)

	Rexford Industrial Realty, Inc. (1)		Rexford Industrial Realty, Inc. Predecessor
	Quarter ended December 31, 2013	Period from July 24, 2013 to Sep. 30, 2013	Period from July 1, 2013 to July 23, 2013	Quarter ended June 30, 2013	Quarter ended March 31, 2013
Rental Revenues
Rental revenues	$10,809	$7,640	$2,384	$9,062	$7,760
Tenant reimbursements	1,333	828	254	1,112	847
Management, leasing, and development services	253	281	13	170	261
Other income	53	40	20	49	118

Total rental revenues	12,448	8,789	2,671	10,393	8,986
Interest income	190	191	63	324	311

Total Revenues	12,638	8,980	2,734	10,717	9,297
Operating Expenses
Property expenses	$3,211	$2,026	$565	$2,397	$2,074
General and administrative	2,827	2,500	1,885	1,396	1,139
Depreciation and amortization	5,661	3,025	888	3,514	2,620
Other property expenses	666	501	124	438	326

Total Operating Expenses	12,365	8,052	3,462	7,745	6,159
Other (Income) Expense
Acquisition expenses	$421	$119	$7	$624	$93
Interest expense	1,046	717	1,233	4,386	3,776
Gain on mark-to-market of interest rate swaps	—	—	—	—	(49)

Total Other Expense	1,467	836	1,240	5,010	3,820

Total Expenses	13,832	8,888	4,702	12,755	9,979

Equity in income (loss) from unconsolidated real estate entities	$9	$83	$9	$(712)	$(212)
Gain from early repayment of note receivable	—	—	—	—	1,365
Loss on extinguishment of debt	—	—	(3,919)	—	(37)

Net Income (Loss) from Continuing Operations	$(1,185)	$175	$(5,878)	$(2,750)	$434

Discontinued Operations
Income (loss) from discontinued operationsbefore gains on sale of real estate	$179	$120	$27	$(257)	$(581)
Loss on extinguishment of debt	—	—	(17)	(41)	(209)
Gain on sale of real estate	—	—	—	2,580	2,409

Income from Discontinued Operations	$179	$120	$10	$2,282	$1,619

Net Income (Loss)	$(1,006)	$295	$(5,868)	$(468)	$2,053

Net (income) loss attributable to noncontrolling interests	$125	$(39)	$3,559	$(1,818)	$(1,726)

Net Income (Loss) Attributable to Common Stockholders/Predecessor	$(881)	$256	$(2,309)	$(2,286)	$327

Earnings per Common Share - Basic and Diluted
Net income (loss) available to common stockholders	$(0.04)	$0.01

Weighted average shares outstanding - basic and diluted	25,191,570	24,574,432

(1)	The financials reflect operations since the completion of our initial public offering on July 24, 2013.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 6

Consolidated and Combined Statement of Operations

Quarterly and Year-to-Date Results

(in thousands)

	Rexford Industrial Realty, Inc.	Rexford Industrial Realty, Inc. Predecessor	Rexford Industrial Realty, Inc. and Predecessor (1)	Rexford Industrial Realty, Inc. Predecessor
	Quarter ended December 31,		Year ended December31,
	2013	2012	2013	2012
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Rental Revenues
Rental revenues	$10,809	$7,315	$37,655	$27,842
Tenant reimbursements	1,333	768	4,373	2,952
Management, leasing, and development services	253	174	978	518
Other income	53	27	280	105

Total rental revenues	12,448	8,284	43,286	31,417
Interest income	190	395	1,079	1,577

Total Revenues	12,638	8,679	44,365	32,994
Operating Expenses
Property expenses	3,211	1,837	10,276	7,950
General and administrative	2,827	1,279	9,747	5,146
Depreciation and amortization	5,661	2,777	15,708	11,921
Other property expenses	666	357	2,052	1,300

Total Operating Expenses	12,365	6,250	37,783	26,317
Other (Income) Expense
Acquisition expenses	421	354	1,264	599
Interest expense	1,046	4,221	11,158	16,875
Gain on mark-to-market of interest rate swaps	—	(526)	(49)	(2,361)

Total Other Expense	1,467	4,049	12,373	15,113

Total Expenses	13,832	10,299	50,156	41,430

Equity in income (loss) from unconsolidated real estate entities	9	56	(823)	122
Gain from early repayment of note receivable	—	—	1,365	—
Loss on extinguishment of debt	—	—	(3,955)	—

Net Loss from Continuing Operations	(1,185)	(1,564)	(9,204)	(8,314)

Discontinued Operations
Loss from discontinued operations before gains on sale of real estate	179	(173)	(510)	(698)
Loss on extinguishment of debt	—	—	(267)	—
Gain on sale of real estate	—	55	4,989	55

Income (Loss) from Discontinued Operations	179	(118)	4,212	(643)

Net Loss	(1,006)	(1,682)	(4,992)	(8,957)

Net loss attributable to noncontrolling interests	125	154	101	4,066

Net Loss Attributable to Common Stockholders/Predecessor	$(881)	$(1,528)	$(4,891)	$(4,891)

(1)	Reflects the results of operations for our Predecessor for the period from January 1, 2013 to July 23, 2013 and Rexford Industrial Realty, Inc. for the period from July 24, 2013 through December 31, 2013.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 7

Non-GAAP FFO (1)

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc. (2)		Rexford Industrial Realty, Inc. Predecessor
				Three Months Ended
	Three Months Ended December 31, 2013	July 24, 2013 to Sep. 30, 2013	July 1, 2013 to July 23, 2013	June 30, 2013	March 31, 2013
Funds From Operations (FFO)
Net income (loss)	$(881)	$256	$(5,868)	$(468)	$2,053
Add:
Depreciation and amortization, including amounts in discontinued operations	5,716	3,062	901	3,611	3,285
Depreciation and amortization from unconsolidated joint ventures and tenants in common	153	96	107	144	470
Impairment write-downs of depreciable real estate - unconsolidated joint ventures and tenants in common	—	—	—	837	—
Loss from early extinguishment of debt	—	—	3,935	41	246
Net income attributable to noncontrolling interests	(125)	39	—	—	—
Deduct:
Gains on sale of real estate	—	—	—	2,580	2,409

FFO available to common shareholders and unitholders	$4,863	$3,453	$(925)	$1,585	$3,645

Company share of FFO (3)	$4,308	$3,001

FFO per share - basic and diluted	$0.17	$0.12

FFO available to common shareholders and unitholders	$4,863	$3,453
Add: Non-recurring legal fees (4)	225	235

FFO available to common shareholders and unitholders before non-recurring legal fees	$5,088	$3,688

Company share of FFO before non-recurring legal fees (3)	$4,507	$3,267

FFO per share before non-recurring legal fees - basic and diluted	$0.18	$0.13

Weighted-average shares outstanding - basic and diluted	25,191,570	24,574,432
Weighted-average diluted shares and units	28,436,531	28,271,518

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2)	The financials reflect operations since the completion of our initial public offering on July 24, 2013.
(3)	Based on weighted average interest in our operating partnership of 11.41% for the period from October 1, 2013 to December 31, 2013.
(4)	Non-recurring legal fees relate to Accommodation and Litigation.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 8

Non-GAAP AFFO (1)

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc. (2)		Rexford Industrial Realty, Inc. Predecessor
	Three Months Ended December 31, 2013	July 24, 2013 to Sep. 30, 2013	July 1, 2013 to July 23, 2013	Three Months Ended June 30, 2013	Three Months Ended March 31, 2013
Adjusted Funds From Operations (AFFO)
FFO available to common shareholders and unitholders	$4,863	$3,453	$(925)	$1,585	$3,645
Add:
Amortization of deferred financing costs	124	93	127	406	251
Fair value lease expense	76	122	44	155	55
Acquisition costs	421	119	7	624	93
Non-cash stock compensation	(59)	326	900	20	66
Deduct:
Straight line rent adjustment	515	290	41	44	196
Gain on mark-to-market interest rate swaps	—	—	—	—	49
Capitalized payments (3)	246	67	23	79	84
Note Receivable discount amortization	50	25	8	32	62
Note Payable premium amortization	11	9	3	12	12
Recurring capital expenditures (4)	335	139	—	385	72
2nd generation tenant improvements and leasing commissions (5)	390	166	(1)	368	171
Unconsolidated joint venture AFFO adjustments	(21)	(7)	(10)	(18)	(8)

AFFO	$3,899	$3,424	$89	$1,888	$3,472

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2)	The financials reflect operations since the completion of our initial public offering on July 24, 2013.
(3)	Includes capitalized leasing and construction development payroll.
(4)	Excludes nonrecurring capital expenditures of $748,000, $414,000, $1,000, $200,000, and $345,000 for the three months ended December 31, 2013, July 24, 2013 to September 30, 2013, the period from July 1, 2013 to July 23, 2013, the three months ended June 30, 2013 and the three months ended March 31, 2013, respectively.
(5)	Excludes 1st generation tenant improvements and leasing commissions of $370,000, $86,000, $27,000, $599,000, and $51,000 for the three months ended December 31, 2013, the period from July 24, 2013 to September 30, 2013, the period from July 1, 2013 to July 23, 2013, the three months ended June 30, 2013, and the three months ended March 31, 2013, respectively.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 9

Statement of Operations Reconciliations (1)

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.		Rexford Industrial Realty, Inc. Predecessor
	Three Months Ended December 31, 2013	July 24, 2013 to Sep. 30, 2013	July 1, 2013 to July 23, 2013	Three Months Ended
				June 30, 2013	March 31, 2013
Net Operating Income (NOI)
Rental revenues	$10,809	$7,640	$2,384	$9,062	$7,760
Tenant reimbursements	1,333	828	254	1,112	847
Other income	53	40	20	49	118

Total operating revenues	12,195	8,508	2,658	10,223	8,725
Property expenses	3,211	2,026	565	2,397	2,074
Other property expenses	666	501	124	438	326

Total operating expenses	3,877	2,527	689	2,835	2,400

NOI	$8,318	$5,981	$1,969	$7,388	$6,325

Fair value lease revenue	76	122	44	155	55
Straight line rent adjustment	(515)	(290)	(41)	(44)	(196)

Cash NOI	$7,879	$5,813	$1,972	$7,499	$6,184

Net Income (Loss)	$(1,006)	$295	$(5,868)	$(468)	$2,053
Add:
General and administrative	2,827	2,500	1,885	1,396	1,139
Depreciation and amortization	5,661	3,025	888	3,514	2,620
Acquisition expenses	421	119	7	624	93
Interest expense	1,046	717	1,233	4,386	3,776
Gain on mark-to-market of interest rate swaps	—	—	—	—	(49)
Subtract:
Management, leasing, and development services	253	281	13	170	261
Interest income	190	191	63	324	311
Equity in income (loss) from unconsolidated real estate entities	9	83	9	(712)	(212)
Gain from early repayment of note receivable	—	—	—	—	1,365
Loss on extinguishment of debt	—	—	(3,919)	—	(37)
Income from discontinued operations	179	120	10	2,282	1,619

NOI	$8,318	$5,981	$1,969	$7,388	$6,325

Fair value lease revenue	76	122	44	155	55
Straight line rent adjustment	(515)	(290)	(41)	(44)	(196)

Cash NOI	$7,879	$5,813	$1,972	$7,499	$6,184

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 10

Statement of Operations Reconciliations (1)

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.
	Three Months Ended	July 24, 2013 to September 30, 2013
	December 31, 2013
Net income (loss)	$(1,006)	$295
Interest expense	1,046	717
Proportionate share of interest expense from unconsolidated joint ventures	42	32
Depreciation and amortization	5,661	3,025
Depreciation and amortization included in discontinued operations	55	37
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	153	72

EBITDA	$5,951	$4,178

Stock-based compensation amortization	(59)	326
Loss on extinguishment of debt	—	—
Non-recurring legal fees (2)	225	235
Pro forma effect of acquisitions (3)	606	23
Pro forma effect of assets sold subsequent to December 31, 2013 (4)	(234)	(157)

Adjusted EBITDA	$6,489	$4,605

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2)	Non-recurring legal fees relate to Accommodation and Litigation.
(3)	Represents the estimated impact of Q4’13 acquisitions as if they had been acquired on October 1, 2013, and Q3’13 acquisitions as if they had been acquired on July 24, 2013. We have made a number of assumptions in calculating such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of October 1, 2013.
(4)	Represents the estimated impact of Kaiser, which was sold on January 29, 2014, as if it had been disposed of as of the beginning of the period presented.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 11

Same Property Portfolio Performance (1)

Statement of Operations and NOI Reconciliation

(in thousands)

(unaudited results)

Same Property Portfolio Statement of Operations:

	Three Months Ended December 31,				The Year Ended December 31,
	2013	2012	$ Change	% Change	2013 (2)	2012	$ Change	% Change
Rental Revenues
Rental revenues	$7,901	$7,263	$638	8.8%	$29,896	$27,268	$2,628	9.6%
Tenant reimbursements	881	771	110	14.3%	3,275	2,843	432	15.2%
Other operating revenues	33	3	30	1000.0%	231	79	152	192.4%

Total rental revenues	8,815	8,037	778	9.7%	33,402	30,190	3,212	10.6%
Interest income	190	252	(62)	(24.6%)	1,016	1,004	12	1.2%

Total Revenues	9,005	8,289	716	8.6%	34,418	31,194	3,224	10.3%
Operating Expenses
Property expenses	$2,532	$2,170	$362	16.7%	$9,283	$8,777	$506	5.8%
Depreciation and amortization	3,695	2,967	728	24.5%	11,313	12,129	(816)	(6.7%)

Total Operating Expenses	6,227	5,137	1,090	21.2%	20,596	20,906	(310)	(1.5%)
Other (Income) Expense
Interest expense (3)	60	4,299	(4,239)	(98.6%)	9,075	17,339	(8,264)	(47.7%)

Total Other Expense	60	4,299	(4,239)	(98.6%)	9,075	17,339	(8,264)	(47.7%)

Total Expenses	6,287	9,436	(3,149)	(33.4%)	29,671	38,245	(8,574)	(22.4%)
Loss on extinguishment of debt	—	—	—		(3,382)	—	(3,382)

Net Income (Loss)	$2,718	$(1,147)	$3,865	337.0%	$1,365	$(7,051)	$8,416	119.4%

Same Property Portfolio NOI Reconciliation:

	Three Months Ended December 31,				The Year Ended December 31,
	2013 (2)	2012	$ Change	% Change	2013 (2)	2012	$ Change	% Change
NOI
Net Income (Loss)	$2,718	$(1,147)			1,365	$(7,051)
Add:
Interest expense (3)	60	4,299			9,075	17,339
Depreciation and amortization	3,695	2,967			11,313	12,129
Deduct:
Loss on extinguishment of debt	—	—			(3,382)	—
Interest income	190	252			1,016	1,004

NOI	$6,283	$5,867	$416	7.1%	$24,119	$21,413	$2,706	12.6%

Straight-line rents	(209)	(579)			(158)	(802)
Amort. above/below market leases	24	36			77	142

Cash NOI	$6,098	$5,324	$774	14.5%	$24,038	$20,753	$3,285	15.8%

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2)	Reflects the results of operations for our Predecessor for the period from January 1, 2013 to July 23, 2013 and Rexford Industrial Realty, Inc. for the period from July 24, 2013 through December 31, 2013.
(3)	Interest expense for the three months ended December 31, 2013 only reflects interest for the loan secured by our property located at 107700 Jersey Blvd. Interest on our post-IPO $60mm term loan, which is secured by multiple properties, is being treated as debt of the operating partnership and accordingly the interest is not being pushed down to the property.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 12

Same Property Portfolio Performance (1)

NOI Reconciliation, Portfolio Detail, and Occupancy

(in thousands)

(unaudited results)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ended December 31,				Year Ended December 31,
	2013	2012	$ Change	% Change	2013 (2)	2012	$ Change	% Change
Rental revenues	$7,901	$7,263	$638	8.8%	$29,896	$27,268	$2,628	9.6%
Tenant reimbursements	881	771	110	14.3%	3,275	2,843	432	15.2%
Other operating revenues	33	3	30	1000.0%	231	79	152	192.4%

Total rental revenue	8,815	8,037	778	9.7%	33,402	30,190	3,212	10.6%
Property expenses	2,085	1,853	232	12.5%	7,884	7,664	220	2.9%
Other property expenses	447	317	130	41.0%	1,399	1,113	286	25.7%

Total property expense	2,532	2,170	362	16.7%	9,283	8,777	506	5.8%

NOI	$6,283	$5,867	$416	7.1%	$24,119	$21,413	$2,706	12.6%

Straight-line rents	(209)	(579)	370	(63.9%)	(158)	(802)	644	(80.3%)
Amort. above/below market leases	24	36	(12)	(33.3%)	77	142	(65)	(45.8%)

Cash NOI	$6,098	$5,324	$774	14.5%	$24,038	$20,753	$3,285	15.8%

Same Property Portfolio Detail:

	Quarterly Same Property Portfolio Detail				Annual Same Property Portfolio Detail
	# of Properties	Square Feet	Wtd Avg. Occupancy		# of Properties	Square Feet	Wtd Avg. Occupancy
			2013	2012			2013	2012
Period ended September 30, 2013 and 2012	49	4,320,532	87.3%	81.6%	47	4,174,679	87.1%	81.2%
Additions (deductions)	(1)	(124,944)	100.0%	5.1%	(1)	(124,944)	100.0%	5.1%

Period ended December 31, 2013 and 2012	48	4,195,588	89.3%	86.3%	46	4,049,735	89.1%	86.1%

Same Property Portfolio Occupancy:

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012	Change (ppt)
Occupancy:
Los Angeles County	89.3%	89.5%	-0.2%
Orange County	95.7%	87.6%	8.1%
San Bernardino County	88.4%	84.5%	3.9%
Ventura County	100.0%	100.0%	0.0%
San Diego County	81.6%	72.2%	9.4%
Other	80.6%	74.9%	5.7%

Total/Weighted Average	89.3%	86.3%	3.0%

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2)	Includes Predecessor and Rexford Industrial Realty, Inc. results.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 13

Joint Venture Financial Summary

Balance Sheet

(in thousands)

(unaudited results)

	Mission Oaks (1)
	December 31, 2013	September 30, 2013	June 30, 2013
Assets:
Investments in real estate, net	$54,074	$53,316	51,240
Cash and cash equivalents	811	781	1,758
Rents and other receivables, net	152	286	145
Deferred rent receivable	107	62	12
Deferred leasing costs and acquisition related intangible assets, net	5,254	5,913	6,165
Deferred loan costs, net	159	185	212
Acquired above-market leases, net	823	912	1,001
Other assets	42	73	101

Total Assets	$61,422	$61,528	$60,634

Liabilities:
Notes payable	$41,500	$41,500	$41,500
Accounts payable, accrued expenses and other liabilities	689	755	244
Tenant security deposits	277	267	267
Prepaid rents	9	—	—

Total Liabilities	42,475	42,522	42,011

Equity:
Equity	18,762	18,762	18,762
Accumulated deficit and distributions	185	244	(139)

Total Equity	18,947	19,006	18,623

Total Liabilities and Equity	$61,422	$61,528	$60,634

Rexford Industrial Realty, Inc./Predecessor Ownership %:	15%	15%	15%

(1)	These financials represent amounts attributable to the entities and do not represent our proportionate share.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 14

Joint Venture Financial Summary (1)

Statement of Operations

(in thousands)

(unaudited results)

Statement of Operations:

	Mission Oaks (2)
	Three Months Ended
	December 31, 2013	September 30, 2013	June 30, 2013
Income Statement
Rental revenues	$1,419	$1,427	$1,272
Tenant reimbursements	330	330	261
Other operating revenues	260	455	294

Total revenue	2,009	2,212	1,827
Total operating expense	736	912	696

NOI	1,273	1,300	1,131

General and administrative	32	1	39
Depreciation and amortization	1,021	637	650
Interest expense	278	280	281

Total expense	2,067	1,830	1,666

Net Income (Loss)	$(58)	$382	$161

EBITDA
Net income (loss)	$(58)	$382	$161
Interest expense	278	280	281
Depreciation and amortization	1,021	637	650

EBITDA	$1,241	$1,299	$1,092

Rexford Industrial Realty, Inc./Predecessor Ownership %:	15%	15%	15%
Reconciliation - Equity Income in Joint Venture:
Net income (loss)	$(58)	$382	$161
Rexford Industrial Realty, Inc./Predecessor Ownership %:	15%	15%	15%
Company share	(9)	57	24
Intercompany eliminations	18	39	35

Equity in net income (loss) from unconsolidated real estate entities	$9	$96	$59

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.
(2)	These financials represent amounts attributable to the entities and do not represent our proportionate share.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 15

Capitalization Summary

(unaudited results)

Capitalization as of December 31, 2013

Description	December 31, 2013	September 30, 2013
Common shares (1)	25,419,418	24,757,841
Operating partnership units	3,009,259	3,697,086

Total shares and units at period end (1)	28,428,677	28,454,927
Share price at 12/31/13	$13.20	$13.51

Total Equity Market Capitalization	$375,258,536	$384,426,064
Total Consolidated Debt	$192,558,968	$122,794,765
Plus: pro-rata share of debt related to unconsolidated JV’s	6,225,000	6,225,000

Total Debt (pro-rata)	$198,783,968	$129,019,765

Total Combined Market Capitalization	$574,042,504	$513,445,829

Total debt (pro-rata) to total combined market capitalization	34.6%	25.1%
Total debt (pro-rata) to adjusted EBITDA (quarterly results annualized)	7.7x	5.3x

(1)	Excludes 140,468 and 920,734 unvested shares of restricted stock at December 31, 2013 and September 30, 2013, respectively.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 16

Debt Summary

(in thousands)

(unaudited results)

Debt Detail:

As of December 31, 2013

Debt Description	Initial Maturity Date	Maturity Date w/ Extensions	Stated Interest Rate	Effective Interest Rate		Balance
Secured Debt:
Glendale Commerce Center (1)	5/1/2016	5/1/2018	LIBOR + 2.00%	2.169%		$42,750
10700 Jersey Blvd.	1/1/2015	N/A	5.45%	5.450%		5,139
Term Loan	8/1/2019	8/1/2020	LIBOR + 1.90%	2.067%		60,000
Gilbert/La Palma	3/1/2031	N/A	5.125%	5.125%		3,295
Unsecured Credit Facility:
$200M facility	7/24/2016	7/24/2018	LIBOR + 1.50%	1.992	%(2)	81,375

Total Consolidated:				2.200%		$192,559

Pro-rata Joint Venture Interest:
Mission Oaks (3)	6/28/2015	6/28/2017	LIBOR + 2.50%	2.688%		$6,225

(1)	Located at 3350 Tyburn St., 3332—3424 N. San Fernando Rd.
(2)	Includes the effect of the unused commitment fee which is calculated as 0.30% of the daily unused commitment.
(3)	3001, 3175 & 3233 Mission Oaks Blvd. structured as 3 separate cross-collateralized loans with similar terms.

Consolidated Debt Composition:

Category	Avg. Term Remaining (yrs)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed	7.3	5.32%	5.32%	$8,434	4%
Variable(1)	3.5	LIBOR + 1.75%	2.06%	$184,125	96%

Secured	4.5		2.35%	$111,184	58%
Unsecured credit facility	2.6		1.99%	$81,375	42%

(1)	On February 4, 2014 we executed two forward interest rate swaps to effectively fix the interest rate on our $60mm term loan in the future as follows: (i) $30 million at 3.726% annually from 1/15/15 to 2/15/19, and (ii) $30 million at 3.91% annually from 7/15/15 to 2/15/19.

Debt Maturity Schedule:

Year	Secured	Unsecured Credit Facility	Total	% Total	Interest Rate
2014	$—	$—	$—	0%	—
2015	5,139	—	5,139	3%	5.45%
2016	42,750	81,375	124,125	64%	2.05%
2017	—	—	—	0%	—
2018	—	—	—	0%	—
2019	60,000	—	60,000	31%	2.07%
Thereafter	3,295	—	3,295	2%	5.13%

Total	$111,184	$81,375	$192,559	100%	2.20%

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 17

Portfolio Overview

at 12/31/2013

(unaudited results)

Consolidated Portfolio:

INDUSTRIAL:

					Ann. Base Rent
Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Total (in thousands)	per SF
Greater San Fernando Valley	16	100.0%	1,527,827	94.9%	$14,308	$9.87
San Gabriel Valley	8	100.0%	978,341	97.6%	7,240	$7.58
Central LA	1	100.0%	190,663	100.0%	1,272	$6.67
Mid-Counties	4	100.0%	522,430	75.0%	2,974	$7.59
South Bay	6	100.0%	335,311	79.5%	2,009	$7.53

Los Angeles County	35	100.0%	3,554,572	91.5%	27,803	$8.55
North Orange County	4	100.0%	459,754	88.5%	3,877	$9.53
Airport	4	100.0%	289,040	96.8%	2,274	$8.13

Orange County	8	100.0%	748,794	91.7%	6,151	$8.96
Inland Empire West	5	100.0%	495,561	86.4%	3,995	$9.34
Inland Empire East	2	100.0%	85,282	94.2%	476	$5.92

San Bernardino County	7	100.0%	580,843	87.5%	4,471	$8.80
Camarillo / Oxnard	3	100.0%	410,533	97.7%	3,086	$7.69

Ventura County	3	100.0%	410,533	97.7%	3,086	$7.69
North County	7	100.0%	709,251	84.9%	5,034	$8.36
Central	2	100.0%	137,989	93.9%	1,615	$12.46
South County	1	100.0%	78,615	72.4%	505	$8.87

San Diego County	10	100.0%	925,855	85.1%	7,154	$9.08
Other - Glenview, Illinois	1	100.0%	37,992	80.6%	389	$12.70

INDUSTRIAL CONSOLIDATED TOTAL / WEIGHTED AVERAGE	64	100.0%	6,258,589	90.6%	49,054	$8.65

OFFICE:
Greater San Fernando Valley (1)	1	100.0%	63,305	0.0%	—	$0.00

CONSOLIDATED TOTAL / WEIGHTED AVERAGE	65	100.0%	6,321,894	89.7%	$49,054	$8.65

(1) This office building, located at 2900 N. Madera Road was recently acquired on December 17, 2013. As of February 18, 2014, this property was in escrow for sale. Unconsolidated Joint Ventures:
Camarillo / Oxnard	3	15.0%	178,261	73.0%	$788	$6.05

UNCONSOLIDATED TOTAL / WEIGHTED AVERAGE	3	15.0%	178,261	73.0%	$788	$6.06

Total Portfolio:
GRAND TOTAL / WEIGHTED AVERAGE	68	86.5%	6,500,155	89.2%	$49,842	$8.60

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 18

Occupancy and Leasing Trends

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Occupancy by County:

	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012
Occupancy:
Los Angeles County (1)	89.9%	88.1%	90.9%	90.9%	90.2%
Orange County	91.7%	92.6%	88.1%	93.4%	83.5%
San Bernardino County	87.5%	85.7%	82.3%	83.0%	84.5%
Ventura County	97.7%	97.3%	97.3%	99.6%	95.0%
San Diego County	85.1%	83.4%	83.4%	63.4%	64.0%
Other	80.6%	69.0%	67.2%	75.6%	85.3%

Total/Weighted Average (2)	89.7%	88.0%	88.8%	85.6%	84.6%

Consolidated Portfolio SF	6,321,894	10,978,992	10,580,532	9,284,556	14,672,505

Leasing Activity:

	Three Months Ended
	Dec. 31, 2013	Sep. 30, 2013 (4)	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012
Leasing Activity (SF): (3)
New leases	142,248	143,973	265,394	283,507	201,942
Renewal	244,068	194,978	244,206	337,887	231,655

Gross leasing	386,316	338,951	509,600	621,394	433,597
Expiring leases	309,769	328,098	339,347	425,011	291,409

Net absorption	76,547	10,853	170,253	196,383	142,188
Retention rate	79%	59%	72%	80%	79%

Weighted Average Renewal Leasing Spreads:
	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013
Cash Rent Change	3.5%	(1.1%)	(2.8%)
GAAP Rent Change	12.9%	6.7%	8.2%

(1)	Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 91.5%.
(2)	Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 90.6%.
(3)	Excludes month-to-month tenants.
(4)	Includes Predecessor and Rexford Industrial Realty, Inc. results.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 19

Leasing Statistics

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
Fourth Quarter 2013:
New	38	142,248	3.5	4.5%	15.2%
Renewal (1)	53	244,068	2.5	3.3%	12.4%

Total/Weighted Average	91	386,316	2.9	3.5%	12.9%

Uncommenced Leases by County:

Market	Leased SF	Uncomm. Lease Ann. Base Rent (in thousands)	Total Pro Forma Ann. Base Rent (in thousands)	Pro Forma Occupancy %	Pro Forma Ann. Base Rent per SF
Los Angeles County	14,495	$104	$27,908	91.9%	$8.54
Orange County	12,713	130	6,281	93.4%	$8.98
San Bernardino County	18,004	123	4,594	90.6%	$8.73
Ventura County	—	—	3,086	97.7%	$7.69
San Diego County	28,347	232	7,386	88.2%	$9.04
Other	—	—	389	80.6%	$12.70

Total/Weighted Average	73,559	$589	$49,643	91.7%	$8.65

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Ann. Base Rent (in thousands)	% of Ann. Base Rent	Ann. Base Rent per SF
Available	—	654,016	—	—	—
MTM Tenants	44	106,434	$905	1.9%	$8.51
2013 (2)	9	93,716	$1,126	2.3%	$12.01
2014	334	1,656,034	$14,090	28.7%	$8.51
2015	222	1,153,536	$9,774	19.9%	$8.47
2016	128	834,859	$7,616	15.5%	$9.12
2017	28	665,114	$4,714	9.6%	$7.09
2018	28	471,417	$3,873	7.9%	$8.21
2019	6	64,293	$674	1.4%	$10.48
2020	4	154,526	$2,612	5.3%	$16.90
2021	4	36,388	$804	1.6%	$22.09
2022	1	107,861	$440	0.9%	$4.08
Thereafter	4	323,700	$2,426	5.0%	$7.49

Total Portfolio	812	6,321,894	$49,054	100.0%	$8.65

(1)	Over 96% of lease renewals during the quarter achieved flat or positive cash rent growth.
(2)	Of the nine leases expiring on 12/31/13, seven leases vacated totaling 33,745 SF and $398,352 of annualized base rent, one lease renewed totaling 33,799 SF and $251,472 of annualized base rent and one lease downsized totaling 26,172 SF and $476,028 of annualized base rent.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 20

Top Tenants and Lease Segmentation

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
Warehouse Specialists	LA - San Gabriel Valley	245,961	2.2%	$4.32	11/30/2017
State of California	Inland Empire West	58,781	2.1%	$17.88	3/31/2020
Biosense	LA - San Gabriel Valley	76,000	2.0%	$12.99	10/31/2020
ITT Industries, Inc.	LA - San Gabriel Valley	67,838	1.8%	$12.63	9/30/2023
Kingsbridge International	LA - San Fern. Valley	136,065	1.6%	$5.88	1/31/2024
Dr. Bonner’s Magic Soaps	San Diego - North	118,597	1.5%	$6.24	11/30/2024
Towne, Inc.	OC - Airport	122,060	1.4%	$5.73	7/31/2014
Zag America	LA - San Fern. Valley	25,168	1.4%	$27.60	12/31/2021
Team Acquisition Corp.	LA - San Fern. Valley	20,442	1.3%	$31.19	12/31/2016
L&L Printers Carlsbad	San Diego - North	61,620	1.2%	$9.12	2/28/2017

Top 10 Total / Wtd. Avg.		932,532	16.5%	$8.68

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	598	1,218,853	$12,124	24.7%	$9.95
5,000 - 9,999	87	600,433	5,520	11.3%	$9.19
10,000 - 24,999	82	1,280,151	12,012	24.5%	$9.38
25,000 - 49,999	27	888,976	7,746	15.8%	$8.71
>50,000	18	1,679,465	11,652	23.7%	$6.94

Total / Wtd. Avg.	812	5,667,878	$49,054	100.0%	$8.65

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 21

Capital Expenditure Summary

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Quarter Ended December 31, 2013:

	Amount	SF	PSF
Tenant Improvements:
New Leases - 1st Generation	$260,000	78,249	$3.32
New Leases - 2nd Generation	$117,000	82,649	$1.42
Renewals	$121,000	173,326	$0.70

Leasing Commissions:
New Leases - 1st Generation	$110,000	89,166	$1.23
New Leases - 2nd Generation	$52,000	63,310	$0.82
Renewals	$100,000	141,992	$0.70

Total Recurring Capex:
Recurring Capex	$335,000	6,258,589	$0.05
Recurring Capex % NOI	4.0%
Recurring Capex % Operating Revenue	2.7%
Nonrecurring Capex	$748,000	6,258,589	$0.12

Year Ended December 31, 2013:

	Amount	SF	PSF
Tenant Improvements:
New Leases - 1st Generation	$455,000	397,036	$1.15
New Leases - 2nd Generation	$245,000	221,601	$1.11
Renewals	$168,000	234,019	$0.72

Leasing Commissions:
New Leases - 1st Generation	$678,000	393,293	$1.72
New Leases - 2nd Generation	$328,000	324,734	$1.01
Renewals	$352,000	469,010	$0.75

Total Recurring Capex:
Recurring Capex (1)	$869,000	5,434,314	$0.16
Recurring Capex % NOI	2.9%
Recurring Capex % Operating Revenue	2.1%
Nonrecurring Capex (1)	$1,708,000	5,434,314	$0.31

(1)	Square footage based on the average of the last four quarters.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 22

Properties Under Repositioning

(unaudited results, all figures pro rata except SF)

Acquisition and Investment Detail:

As of December 31, 2013

Property	Ownership %	Total SF presented on a wholly owned basis	Acquisition Date	Occupancy % at December 31, 2013	Purchase Price ($ in MM)	Inv.-to- date ($ in MM)	Projected Total Inv. ($ in MM)
Work In Progress:
3233 Mission Oaks Blvd.	15.0%	452,111	Jun-12	32%	$2.3	$3.1	$3.5
Glendale*	100.0%	38,665	Apr-08	65%	$6.0	$7.7	N/A
1661 240th St.	100.0%	100,851	May-13	45%	$5.0	$5.2	$7.6

Grand Total / Wtd. Avg.		591,627		36%	$13.3	$15.9	$11.1

*	Located at 700 Allen Ave., 1840 Dana St., & 1830 Flower St.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 23

Acquisitions and Dispositions Summary

(unaudited results, data presented on a wholly owned basis)

Acquisitions:

Date	Property	Address	Submarket	SF	Price ($ in MM)	Occ. % at Acquisition	Occ. % at Dec. 31, 2013
May-11	Vinedo	122-125 North Vinedo Ave.	LA - San Fern. Valley	48,381	$5.2	100%	100%
Aug-11	MacArthur	3441 W MacArthur Blvd.	OC - Airport	122,060	$8.5	100%	100%
Aug-11	Odessa	6701 & 6711 Odessa Ave.	LA - San Fern. Valley	29,544	$2.8	0%	100%
Nov-11	Golden Valley	13914-13932 Valley Blvd.	LA - San Gabriel	58,084	$3.6	70%	82%
Nov-11	Jersey	10700 Jersey Blvd.	Inland Empire West	107,568	$7.6	80%	88%
Dec-11	Shoemaker	14944, 14946 & 14948 Shoemaker Ave.	LA - Mid-counties	85,950	$5.7	68%	95%
Dec-11	Arrow	15705, 15709 Arrow Highway & 5220 Forth St.	LA - San Gabriel	69,592	$5.5	91%	97%
Dec-11	Normandie	20920-20950 Normandie Ave.	LA - South Bay	49,466	$4.4	73%	98%
Dec-11	Paramount	6423-6431 & 6407-6119 Alondra Blvd.	LA - South Bay	30,224	$2.6	100%	100%
Mar-12	Campus	1400 S. Campus Ave.	Inland Empire West	107,861	$4.8	100%	100%
May-12	Zenith	500-560 Zenith Dr.	Illinois	37,992	$1.6	72%	81%
Jun-12	Mission Oaks	3001, 3175 & 3233 Mission Oaks Blvd.	Ventura County	1,188,407	$59.1	73%	73%
Dec-12	Calvert	15041 Calvert St.	LA - San Fern. Valley	81,282	$5.6	100%	100%
Dec-12	Del Norte	701 Del Norte Blvd.	Ventura County	125,514	$9.5	95%	92%
Apr-13	Broadway	18118-18120 S. Broadway	LA - South Bay	78,183	$5.4	100%	100%
Apr-13	Glendale Commerce Center	3350 Tyburn St., 3332 - 3424 N. San Fernando Rd.	LA - San Fern. Valley	473,345	$56.2	100%	99%
Apr-13	Benson	8900-8980 Benson Ave., 5637 Arrow Highway	Inland Empire West	88,146	$7.2	84%	82%
May-13	240th Street	1661 240th St.	LA - South Bay	100,851	$5.0	39%	45%
Jul-13	Orion	8101-8117 Orion Ave.	LA - San Fern. Valley	48,388	$5.6	90%	97%
Aug-13	Tarzana	18310-18330 Oxnard St.	LA - San Fern. Valley	75,288	$8.4	81%	88%
Nov-13	Yorba Linda Business Park	22343-22349 La Palma Ave.	OC - North	115,760	$12.7	79%	N/A
Nov-13	The Park	1100-1170 Gilbert St., 2353-2373 La Palma Ave.	OC - North	120,313	$10.6	85%	N/A
Dec-13	Bonita Thompson	280 Bonita Ave., 2743 Thompson Creek Rd.	LA - San Gabriel	365,859	$27.2	100%	N/A
Dec-13	Madera (1)	2900-2950 N. Madera Road	LA - San Fern. Valley	199,370	$15.8	68%	N/A
Dec-13	Vanowen	10635 W. Vanowen St.	LA - San Fern. Valley	31,037	$3.4	100%	N/A

(1)	Madera acquisition includes a 136,065 square foot industrial building which is 100% occupied, and an unoccupied 63,035 square foot office building.

Dispositions:

Date	Property	Address	Submarket	SF	Sale Price ($ in MM)	Reason for Selling
Jan-13	Bonnie Beach	4578 Worth Street	LA - Central	79,370	$4.1	User sale
Apr-13	Williams	1950 East Williams Drive	Ventura County	161,682	$8.5	Marketed sale
May-13	Glenoaks	9027 Glenoaks Blvd.	LA - San Fern. Valley	14,700	$1.7	User sale
May-13	Interstate	2441, 2507, 2515 W. Erie Dr., & 2929 S. Fair Lane	Arizona	83,385	$5.0	Non-strategic location
Jun-13	Knollwood	1255 Knollwood Circle	OC - North	25,162	$2.8	User sale

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 24

Definitions / Discussion of Non-GAAP Financial Measures

Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs.

However, because AFFO may exclude certain non-recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our performance.

Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.

Capital Expenditures, Non-recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.

Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.

Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.

Cash NOI: Cash basis NOI is a non-GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight-line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted EBITDA includes add backs of non-cash stock based compensaiton expense, loss on extinguishment of debt, non-recurring legal fees and the pro-forma effects of acquisitions and assets classified as held for sale.

Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.

Funds from Operations (FFO): We calculate FFO before non-controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 25

Definitions / Discussion of Non-GAAP Financial Measures

Properties Under Repositioning: Typically defined as properties were space is held vacant in order to implement capital improvements that improve the market rentability of that space. Considered completed once investment is fully or nearly fully deployed.

NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

Rent Change - Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.

Rent Change - GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.

Same Property Portfolio: Determined independently for each period presented. Comparable properties must have been owned for the entire current and prior periods presented. The company’s computation of same property performance may not be comparable to other real estate companies.

Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.

Fourth Quarter 2013 Supplemental Financial Reporting Package	Page 26